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                                                                    EXHIBIT 10.2

                                PROMISSORY NOTE

                                                      Boston, Massachusetts
$5,000,000                                               September 13, 1999


     FOR VALUE RECEIVED, the undersigned (each a "Borrower" and collectively,
                                                  --------
the "Borrowers") hereby jointly and severally promise to pay to the order of
     ---------
Brown Brothers Harriman & Co. or its assigns (the "Lender"), in lawful money of
                                                   ------
the United States of America in immediately available funds, at the office of the Lender located at 40 Water Street, Boston, MA 02109-3661 on the Maturity Date (as defined in the Agreement) the principal sum of FIVE MILLION DOLLARS ($5,000,000) or, if less, the then aggregate unpaid principal amount of all Loans (as defined in the Agreement) outstanding under the Agreement.

     The Borrowers also hereby jointly and severally promise to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in the Agreement.

     This Note is subject to the terms of that certain Credit Agreement, dated as of the date hereof, among the Borrowers and the Lender (as amended, modified or supplemented from time to time, the "Agreement") and is entitled to the
                                        ---------
benefits thereof. This Note is secured by the security documents described in the Agreement. As provided in the Agreement, this Note is subject to prepayment prior to the Maturity Date.

     In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may become or be declared to be due and payable in the manner and with the effect provided in the Agreement.

     The Borrowers hereby waive presentment, demand, protest or notice of any kind in connection with this Note.

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS.


                                    NMT MEDICAL, INC.


                                    By: /s/ Thomas M. Tully
                                       -------------------------
                                         Name: Thomas M. Tully
                                         Title: President
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                                    NMT HEART, INC.


                                    By: /s/ Thomas M. Tully
                                       -------------------------
                                         Name: Thomas M. Tully
                                         Title: President


                                    NMT INVESTMENTS CORP.


                                    By: /s/ Thomas M. Tully
                                       -------------------------
                                         Name: Thomas M. Tully
                                         Title: President


                                    NMT NEUROSCIENCES
                                    (INTERNATIONAL), INC.


                                    By: /s/ Thomas M. Tully
                                       -------------------------
                                         Name: Thomas M. Tully
                                         Title: President


                                    NMT NEUROSCIENCES (US), INC.


                                    By: /s/ Thomas M. Tully
                                       -------------------------
                                         Name: Thomas M. Tully
                                         Title: President


                                    NMT NEUROSCIENCES (IP), INC.


                                    By: /s/ Thomas M. Tully
                                       -------------------------
                                         Name: Thomas M. Tully
                                         Title: President

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                                    NMT NEUROSCIENCES
                                    INNOVASIVE SYSTEMS, INC.


                                    By: /s/ Thomas M. Tully
                                       -------------------------
                                         Name: Thomas M. Tully
                                         Title: President

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